EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Jack Ross, certify that:

1.	I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q of Synergy CHC Corp. (the registrant); and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 30, 2020	By:	/s/ Jack Ross
Jack Ross
President and Chief Executive Officer